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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

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                           GENERAL SEMICONDUCTOR, INC.
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                (Name of Registrant as Specified In Its Charter)

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                           GENERAL SEMICONDUCTOR, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No Fee Required
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:
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      2)  Aggregate number of securities to which transaction applies:
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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.(1)
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      4)  Proposed maximum aggregate value of transaction:
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      (1) Set forth the amount on which the filing fee is calculated and state how it was determined

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
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      2)  Form, Schedule or Registration Statement No.:
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      3)  Filing Party:
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      4)  Date Filed:
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NOTE TO STOCKHOLDERS: In connection with the Merger, General Semiconductor will be filing a definitive proxy statement with the Securities and Exchange Commission. SECURITY HOLDERS OF GENERAL SEMICONDUCTOR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE MERGER. Investors and security holders may obtain a free copy of the definitive proxy statement when it becomes available and other documents filed by General Semiconductor and by Vishay with the Securities and Exchange Commission in connection with the Merger at the Securities and Exchange Commission's website at WWW.SEC.GOV. Security holders of General Semiconductor may also obtain for free a copy of the definitive proxy statement when it becomes available and other documents filed with the
Securities and Exchange Commission by General Semiconductor in connection with the Merger by contacting General Semiconductor, Investor Relations, (631) 847-3000. Security holders of General Semiconductor may also obtain for free documents filed with the Securities and Exchange Commission by Vishay in connection with the Merger by contacting Vishay, Investor Relations, (610) 644-1300.
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                                                    [GENERAL SEMICONDUCTOR LOGO]

                                                               INVESTOR CONTACT:
                                                                        Tim Iris
                                                           Phone: (631) 847-3169
                                                               tiris@gensemi.com

FOR IMMEDIATE RELEASE

   GENERAL SEMICONDUCTOR SETS SPECIAL MEETING OF STOCKHOLDERS AND RECORD DATE

MELVILLE, NY (September 28, 2001)--General Semiconductor, Inc. (NYSE:SEM), a leading manufacturer of power management devices, today announced that a special meeting of stockholders to vote on the previously announced merger agreement with Vishay Intertechnology, Inc. (NYSE:VSH) was set for November 2, 2001. The Record Date for the Meeting was set as of the close of business October 1, 2001 by the Board of Directors.

On August 1 General Semiconductor and Vishay Intertechnology announced a definitive merger agreement under which Vishay will acquire General Semiconductor in a tax-free, all-stock transaction. Under the terms of the agreement, shareholders of General Semiconductor will receive 0.563 shares of Vishay for each General Semiconductor share.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Vishay and General Semiconductor have filed a joint proxy statement/prospectus with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN
IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by Vishay and General Semiconductor with the Commission at the Commission's web site at http://www.sec.gov. Free copies of the joint proxy statement/prospectus, once available, and each company's other filings with the Commission may also be obtained from the respective companies.
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Free copies of Vishay's filings may be obtained by directing a request to Vishay
Investor Relations at (610) 644-1300. Free copies of General Semiconductor's filings may be obtained by directing a request to General Semiconductor, Investor Relations at (631) 847-3000.

PARTICIPANTS IN THE SOLICITATION

Vishay, General Semiconductor and certain of their respective directors, executive officers and other members of their management and employees may be considered to be soliciting proxies from their respective stockholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of Vishay's stockholders under the rules of the Commission is set forth in the Proxy Statement for the 2001 Annual Meeting of Vishay Stockholders filed by Vishay with the Commission on April 23, 2001, and information concerning persons who may be considered participants in the solicitation of General Semiconductor's stockholders under the rules of the Commission is set forth in the Proxy Statement for the 2001 Annual Meeting of General Semiconductor Stockholders filed by General Semiconductor with the Commission on March 16, 2001.

ABOUT GENERAL SEMICONDUCTOR

General Semiconductor, Inc. is a leader in the design, manufacture and distribution of semiconductors serving the power management market. The Company provides customers with a broad array of products including rectifiers, transient voltage suppressors, small-signal transistors, diodes, MOSFETs and Analog ICs. Its global customer base includes original equipment manufacturers, electronic distributors and contract equipment manufacturers. Key market segments for its products include automotive, computer, consumer and telecommunications.

The information set forth above includes "forward-looking" information and, accordingly, the cautionary statements contained in Exhibit 99 to the Company's Form 10-K and 10-Q filings with the Securities and Exchange Commission are incorporated herein by reference. General Semiconductor's actual results could differ materially from the "forward-looking" information in this press release.

            VISIT GENERAL SEMICONDUCTOR ON THE WEB AT www.gensemi.com